Exhibit 10

Execution Version

ASSIGNMENT, ASSUMPTION AND OMNIBUS AMENDMENT

TO MARGIN LOAN DOCUMENTATION

This ASSIGNMENT, ASSUMPTION AND OMNIBUS AMENDMENT TO MARGIN LOAN DOCUMENTATION (this “Amendment”), dated as of March 23, 2026, is made by and among vIKING CAKE FUEL, LLC, a Delaware limited liability company (“Existing Borrower”), VIKING CAKE FUEL II, LLC, a Delaware limited liability company (“Existing Pledgor” and collectively with Existing Borrower, the “Loan Parties”), AUREATA FUEL, LLC, a Delaware limited liability company (“Aureata Fuel”), VAHALDA FUEL, LLC, a Delaware limited liability company (“Vahalda Fuel” and, together with Aureata Fuel, the “New Borrowers”), and JPMORGAN CHASE BANK, N.A., as administrative agent (“Administrative Agent”) and a Lender.

WITNESSETH:

WHEREAS, reference is made to that certain Margin Loan Agreement dated as of September 11, 2025, by and among Existing Borrower, Existing Pledgor, Administrative Agent and Lenders party thereto, as amended by that certain First Amendment to Margin Loan Agreement dated as of February 17, 2026 (as amended, modified or supplemented up to the date hereof, the “Existing Margin Loan Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned in the Existing Margin Loan Agreement;

WHEREAS, Viking Cake BR, LLC, a Delaware limited liability company (“Viking Cake BR”) is the sole member and direct holder of 100% of the limited liability company interests of Existing Borrower;

WHEREAS, Aureata Fuel and Vahalda Fuel each own 25% of the limited liability company interests in Viking Cake BR directly (the “Aureata BR Interests” and “Vahalda BR Interests”, respectively) and therefore, each indirectly owns an economic interest in certain Collateral Shares pledged to Administrative Agent for the benefit of the Lenders pursuant to that certain Pledge Agreement dated as of September 11, 2025, by and among Existing Borrower, Existing Pledgor, Administrative Agent and Lenders party thereto (as amended, modified or supplemented up to the date hereof, the “Existing Pledge Agreement” and such Collateral Shares, the “Aureata Collateral Shares” and “Vahalda Collateral Shares”, respectively) held by Existing Borrower and pledged to Administrative Agent for the benefit of the Lenders;

WHEREAS, as ultimate beneficial owners of the Existing Borrower, the Co-Founders desire to (i) cause Existing Borrower to distribute the Aureata Collateral Shares and the Vahalda Collateral Shares to Viking Cake BR without any consideration and (ii) cause Viking Cake BR to exchange the Aureata Collateral Shares for the Aureata BR Interests and exchange the Vahalda Collateral Shares for the Vahalda BR Interests (the “Reorganization”);

WHEREAS, the Required Lenders are willing to consent to the Reorganization; provided that, in addition to the other conditions set forth herein, (i) Aureata Fuel and Vahalda Fuel each assume its Pro Rata Share (as defined below) of the Obligations (including, for the avoidance of doubt, its obligation to pay its Pro Rata Share of the Total Accrued Loan Amount), (ii) the Aureata Collateral Shares and the Vahalda Collateral Shares remain pledged to Administrative Agent for the benefit of the Lenders and (iii) the Loan Parties and New Borrowers enter into the revised Margin Loan Documentation described in Section 2.01 (b)-(d) (the “Revised Margin Loan Documentation”) such that each Co-Founder has the same economic exposure to the Collateral and the Obligations after giving effect to this Amendment, as each such Co-Founder had under the Existing Margin Loan Agreement;

WHEREAS, pursuant to Section 8.01 of the Existing Margin Loan Agreement, to effect the transactions contemplated hereby, this Amendment must be approved by the Required Lenders and the Loan Parties and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders and their signatures hereto constitute their approval of this Amendment.

NOW THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, the parties hereto agree to consummate this Amendment by entering into the Revised Margin Loan Documentation, as follows:

1. Assignments and Assumptions

1.01 As of the date hereof, Existing Borrower hereby irrevocably assigns to Aureata Fuel, and Aureata Fuel hereby irrevocably assumes from Existing Borrower, (a) (i) all of Existing Borrower’s rights and Obligations in its capacity as “Borrower” under the Existing Margin Loan Agreement and (ii) all of Existing Borrower’s rights, including its rights in the Collateral and its obligations, including the Secured Obligations, in its capacity as “Pledgor” under the Existing Pledge Agreement, in the case of each of clauses (i) and (ii), solely with respect to Aureata Fuel’s Pro Rata Share of such rights, Obligations, Collateral and Secured Obligations (the “Aureata Fuel Assigned Interest”) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Existing Borrower with respect to the Aureata Fuel Assigned Interest. Such assignment is without recourse to Existing Borrower and, except as expressly provided in this Amendment, without representation or warranty by Existing Borrower. Aureata Fuel’s “Pro Rata Share” is 21.29118645911460%.1 Subject to the satisfaction of the conditions in Section 2 hereof, the Administrative Agent and the Lenders each consent to the foregoing assignment and assumption.

1.02 As of the date hereof, Existing Borrower hereby irrevocably assigns to Vahalda Fuel, and Vahalda Fuel hereby irrevocably assumes from Existing Borrower, (a) (i) all of Existing Borrower’s rights and Obligations in its capacity as “Borrower” under the Existing Margin Loan Agreement and (ii) all of Existing Borrower’s rights, including its rights in the Collateral and its obligations, including the Secured Obligations, in its capacity as “Pledgor” under the Existing Pledge Agreement, in the case of each of clauses (i) and (ii), solely with respect to Vahalda Fuel’s Pro Rata Share of such rights, Obligations, Collateral and Secured Obligations (the “Vahalda Fuel Assigned Interest”) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of Existing Borrower with respect to the Vahalda Fuel Assigned Interest. Such assignment is without recourse to Existing Borrower and, except as expressly provided in this Amendment, without representation or warranty by Existing Borrower. Vahalda Fuel’s “Pro Rata Share” is 21.29118645911460%.2 Subject to the satisfaction of the conditions in Section 2 hereof, the Administrative Agent and the Lenders each consent to the foregoing assignment and assumption.

1 25% of (i) Borrower’s Collateral divided by (ii) Borrower’s Collateral + Pledgor’s Collateral.

2 25% of (i) Borrower’s Collateral divided by (ii) Borrower’s Collateral + Pledgor’s Collateral.

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2. Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent, unless waived by the Administrative Agent and each Lender party thereto:

2.01 Administrative Agent and each Lender shall have received each of the following documents, duly executed, where applicable, in each case, in form and substantive reasonably satisfactory to Administrative Agent and each of the Lenders:

(a) duly executed counterparts of this Amendment;

(b) (i) Amended and Restated Margin Loan Agreement in the form of Exhibit A-1, duly executed by the Loan Parties (the “Amended and Restated Margin Loan Agreement”), (ii) Amended and Restated Pledge Agreement in the form of Exhibit B-1, duly executed by the Loan Parties (the “Amended and Restated Pledge Agreement”) and (iii) Amended Issuer Consent in the form of Exhibit C-1, duly executed by the Loan Parties and the Issuer (the “Amended and Restated Issuer Consent”);

(c) (i) Margin Loan Agreement in the form of Exhibit A-2, duly executed by Aureata Fuel (the “Aureata Fuel Margin Loan Agreement”), (ii) Pledge Agreement in the form of Exhibit B-2, duly executed by Aureata Fuel (the “Aureata Fuel Pledge Agreement”), and (iii) Issuer Consent in the form of Exhibit C-2, duly executed by Aureata Fuel and the Issuer (the “Aureata Fuel Issuer Consent”); and

(d) (i) Margin Loan Agreement in the form of Exhibit A-3, duly executed by Vahalda Fuel (the “Vahalda Fuel Margin Loan Agreement”), (ii) Pledge Agreement in the form of Exhibit B-3, duly executed by Vahalda Fuel (the “Vahalda Fuel Pledge Agreement”), and (iii) Issuer Consent in the form of Exhibit C-3, duly executed by Vahalda Fuel and the Issuer (the “Vahalda Fuel Issuer Consent”).

2.02 (a) Each of the conditions precedent contained in Article III of the Amended and Restated Margin Loan Agreement shall have been satisfied, unless waived by Administrative Agent and Lender (as such terms are defined in the Amended and Restated Margin Loan Agreement); and (b) each of the representations and warranties contained in (i) Article IV of the Amended and Restated Margin Loan Agreement and (ii) Section 5 of the Amended and Restated Pledge Agreement, shall be true and correct in all material respects (provided that any such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

2.03 (a) Each of the conditions precedent contained in Article III of the Aureata Fuel Margin Loan Agreement shall have been satisfied, unless waived by Administrative Agent and Lender (as such terms are defined in the Aureata Fuel Margin Loan Agreement); and (b) each of the representations and warranties contained in (i) Article IV of the Aureata Fuel Margin Loan Agreement and (ii) Section 5 of the Aureata Fuel Pledge Agreement, shall be true and correct in all material respects (provided that any such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

2.04 (a) Each of the conditions precedent contained in Article III of the Vahalda Fuel Margin Loan Agreement shall have been satisfied, unless waived by Administrative Agent and Lender (as such terms are defined in the Vahalda Fuel Margin Loan Agreement); and (b) each of the representations and warranties contained in (i) Article IV of the Vahalda Fuel Margin Loan Agreement and (ii) Section 5 of the Vahalda Fuel Pledge Agreement, shall be true and correct in all material respects (provided that any such representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

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2.05 Following the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, (a) Aureata Fuel assumes the Aureata Fuel Assigned Interest, (b) Vahalda Fuel assumes the Vahalda Fuel Assigned Interest, and (c) after giving effect to the Reorganization, the Administrative Agent’s (as Secured Party for the benefit of the Lenders) Lien and security interest under the Margin Loan Documentation (as amended, modified or supplemented up to the date hereof, the “Existing Margin Loan Documentation”) is extended and remains attached to the Collateral to be held by Aureata Fuel and Vahalda Fuel pursuant to the Revised Margin Loan Documentation to which each of Aureata Fuel and Vahalda Fuel is party.

3. Ratification. Each Loan Party (a) ratifies and confirms all provisions of the Existing Margin Loan Documentation as amended and restated by this Amendment, (b) ratifies and confirms that all Liens granted, conveyed, or assigned to Administrative Agent under the applicable Existing Margin Loan Documentation are not released, reduced, or otherwise adversely affected by this Amendment and continue to secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

4. Representations and Warranties. Each Loan Party and each of Aureata Fuel and Vahalda Fuel, does hereby represent and warrant to each Lender that (a) the execution, delivery and performance of this Amendment (i) are within such Person’s company powers, have been duly authorized by all necessary action under such Person’s Constituent Documents and applicable Law, (ii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (iii) will not contravene such Person’s Constituent Documents or violate any order of any Governmental Authority, (iv) do not contravene any contractual restriction binding on it or require any consent under any agreement or instrument to which it is a party or by which any of its properties or assets is bound, including without limitation, the OpCo LLCA and the Constituent Documents of the Issuer (including the Insider Trading Policy), (v) will not result in or require the creation or imposition of any Liens upon any property or assets of any such Person other than Permitted Liens, and (vi) will not violate any Law (including, but not limited to, the Securities Act of 1933 and the Exchange Act and the regulations thereunder) or any writ, judgment, injunction, determination or award; (b) this Amendment has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms; (c) in respect of Existing Borrower and Existing Pledgor, there have been no changes to the Constituent Documents of such Person since September 11, 2025; and (d) such Person is not entering into this Amendment on the basis of MNPI with respect to the Shares, the Issuer, the OpCo Units or OpCo.

5. Release. EACH LOAN PARTY DOES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER PARTY AND ITS PREDECESSORS, ATTORNEYS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, CLAIMS OF FRAUD, DURESS, MISTAKE, TORTIOUS INTERFERENCE, USURY, BREACH OF FIDUCIARY DUTY, BREACH OF DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, NEGLIGENCE OR FRAUD IN RATES AND METHODS USED TO COMPUTE INTEREST, DECEPTIVE TRADE PRACTICE OR THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, OR ANY OTHER LENDER LIABILITIES), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE OF THIS AMENDMENT, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST ANY LENDER PARTY OR ITS PREDECESSORS, ATTORNEYS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY EXISTING MARGIN LOAN DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY EXISTING MARGIN LOAN DOCUMENTATION, AND NEGOTIATION FOR, AND EXECUTION OF, THIS AMENDMENT.

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6. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be governed by, and construed in accordance with, the law of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8. Parties. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, Aureata Fuel, Vahalda Fuel and the Lender Parties, and their respective successors and permitted assigns.

9. Margin Loan Documentation. Each party hereto acknowledges and agrees that this Amendment constitutes “Margin Loan Documentation” in respect of the Amended and Restated Margin Loan Agreement, the Aureata Margin Loan Agreement and the Vahalda Margin Loan Agreement, and is subject to Section 8.03 thereof.

[END OF TEXT – SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date and year first written above.

EXISTING BORROWER:

Viking Cake fuel, llc,

By:	/s/ Daniel Brand
Name:	Daniel Brand
Title:	COO

[Additional signature page follows]

Signature Page to Assignment, Assumption and Omnibus Amendment

EXISTING PLEDGOR:

Viking Cake fuel II, llc,

By:	/s/ Daniel Brand
Name:	Daniel Brand
Title:	COO

[Additional signature page follows]

Signature Page to Assignment, Assumption and Omnibus Amendment

NEW BORROWER:

AUREATA FUEL, LLC,

By:	/s/ Gordon Scharf
Name:	Gordon Scharf
Title:	CEO

[Additional signature page follows]

Signature Page to Assignment, Assumption and Omnibus Amendment

NEW BORROWER:

VAHALDA FUEL, LLC,

By:	/s/ Brandon Olson
Name:	Brandon Olson
Title:	Manager

[Additional signature page follows]

Signature Page to Assignment, Assumption and Omnibus Amendment

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Jeffrey Davidovitch
Name:	Jeffrey Davidovitch
Title:	Managing Director

Signature Page to Assignment, Assumption and Omnibus Amendment

ANNEX A-1

Amended and Restated Margin Loan Agreement

Annex A-1

ANNEX A-2

Aureata Fuel Margin Loan Agreement

Annex A-2

ANNEX A-3

Vahalda Fuel Margin Loan Agreement

Annex A-3

ANNEX B-1

Amended and Restated Pledge Agreement

Annex B-1

ANNEX B-2

Aureata Fuel Pledge Agreement

Annex B-2

ANNEX B-3

Vahalda Fuel Pledge Agreement

Annex B-3

ANNEX C-1

Amended and Restated Issuer Consent

Annex C-1

ANNEX C-2

Aureata Fuel Issuer Consent

Annex C-2

ANNEX C-3

Vahalda Fuel Issuer Consent

Annex C-3